EXHIBIT 99.1

SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

May 14, 2013

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:     Warburg Pincus X, L.P., its general partner

By:     Warburg Pincus X LLC, its general partner

By:     Warburg Pincus Partners LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By:        /s/ Scott A. Arenare
Name:   Scott A. Arenare
Title:     Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS X PARTNERS, L.P.

By:     Warburg Pincus X, L.P., its general partner

By:     Warburg Pincus X LLC, its general partner

By:     Warburg Pincus Partners LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By:       /s/ Scott A. Arenare
Name:   Scott A. Arenare
Title:     Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS X, L.P.

By:     Warburg Pincus X LLC, its general partner

By:     Warburg Pincus Partners LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By:       /s/ Scott A. Arenare
Name:   Scott A. Arenare
Title:     Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS X LLC

By:     Warburg Pincus Partners LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By:       /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS PARTNERS LLC

By:     Warburg Pincus & Co., its managing member

By:        /s/ Scott A. Arenare
Name:   Scott A. Arenare
Title:     Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS & CO.

By:       /s/ Scott A. Arenare
Name:  Scott A. Arenare
Title:    Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS LLC

By:        /s/ Scott A. Arenare
Name:   Scott A. Arenare
Title:     Managing Director

CHARLES R. KAYE

By:    /s/ Scott A. Arenare
Scott A. Arenare, Attorney-in-fact*

JOSEPH P. LANDY

By:     /s/ Scott A. Arenare
Scott A. Arenare, Attorney-in-fact*

*
The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on January 15, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.